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                                                                      EXHIBIT 99

GREENPOINT MANUFACTURED HOUSING CONTRACT TRUST
PASS THROUGH CERTIFICATES
SERIES 1999-2
INVESTOR NUMBER 51999031

Determination Date:                     11-Aug-99
Remittance Date A-1                     16-Aug-99
Remittance Date A-2                     18-Aug-99
Month End Date:                         31-Jul-99
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
(a)      Class A-1 Distribution Amount                                                                                 1,733,515.04
(b)      Class A-1 Distribution Principal                                                                              1,328,952.18
                           Scheduled Payments of Principal                                       180,084.26
                           Partial Prepayments                                                    38,525.81
                           Scheduled Principal Balance Principal Prepayment in Full            1,013,780.85
                           Scheduled Principal Balance Liquidated Contracts                       96,561.26
                           Scheduled Principal Balance Repurchases                                     0.00

(c)      Class A-1 Interest Distribution                                                                                 404,562.86
         Class A-1 Interest Shortfall                                                                                          0.00

(d)      Class A-1 Remaining Certificate Balance                                                                      82,954,978.00

(e)      Class A-2 Distribution Amount                                                                                   435,000.00

(f)      Class A-2 Distribution Principal                                                                                      0.00
                           Scheduled Payments of Principal                                            0.00
                           Partial Prepayments                                                        0.00
                           Scheduled Principal Balance Principal Prepayment in Full                   0.00
                           Scheduled Principal Balance Liquidated Contracts                           0.00
                           Scheduled Principal Balance Repurchases                                    0.00

(g)      Class A-2 Interest Distribution                                                                                 435,000.00
         Class A-2 Interest Shortfall                                                                                          0.00

(h)      Class A-2 Remaining Certificate Balance                                                                     100,000,000.00

(i)      Class A-1 Pass Through Rate                                                                                       5.400000%
         Class A-2 Pass Through Rate                                                                                       5.220000%
         Class A-2 Holdover Amount                                                                                             0.00

(j)      Monthly Servicing Fee                                                                                           153,569.94

(k)      Delinquency                                                     # of Contracts                             Prin. Balance
                                                                         --------------                          ------------------

                           a)  Loans 31 to 59 days delinquent                  53                                      2,193,983.24
                           b)  Loans 60 to 89 days delinquent                  12                                        538,560.83
                           c)  Loans delinquent 90 or more days                18                                        672,233.08
                                                                         --------------                          ------------------
                                                                               83                                      3,404,777.15
                                                                         ==============                          ==================

                                                                                                                      Difference
(l)      Repurchased                             Contract Number         Repurchase Price                           Paid by Seller
         Contracts                               ---------------         ----------------                        ------------------
                                                        0                           0.00                                       0.00
                                                                         ----------------                        ------------------
                                                       Total Repurchases            0.00                                       0.00
                                                                         ================                        ==================

(m)      Repossessions or Foreclosures                                        Number                               Actual Balance
                                                                         ----------------                        ------------------
                                                       BOP Repossessions        24                                      $861,659.42
                                           Plus Repossessions This Month        17                                       674,700.18
                                                       Less Liquidations        (2)                                     ($97,040.44)
                                                                         ----------------                        ------------------
                                                       EOP Repossessions        39                                    $1,439,319.16
                                                                         ================                        ==================

(n)      Enhancement Payment                                                                                                   0.00

(o)      Monthly Advance                                                                                                       0.00
         Outstanding Amount Advanced                                                                                           0.00

(p)      Deposit to Special Account/Distribution to Class R Certificateholders                                           245,356.27

(q)      Amount Distributed to Class R Certificateholders                                                                      0.00

(r)      Net Weighted Average Contract Rate                                                                                    8.63%

(s)      Number of Manufactured Homes crrently held due to repossession                                                          39
         Principal balance of Manufactured Homes currently held                                                        1,439,319.16

(t)      Pool Principal Balance Percentage                                                                                96.476195%

(u)      Aggregate Deficiency Amounts                                                                                          0.00
         Servicer Deficiency Amounts received                                                                                  0.00

(v)      Additional Items

(w)      Class A-1 Net Funds Carryover Amount                                                                                  0.00
         Class A-2 Net Funds Carryover Amount                                                                                  0.00

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